SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                     ---------------------------------------

                                   FORM 8-K/A



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): May 3, 2001 (April 20, 2001)
--------------------------------------------------------------------------------

                               TRIDEX CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Connecticut

--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                1-5513 06-0682273
--------------------------------------------------------------------------------
          (Commission File Number) (IRS Employer Identification Number)

                   61 Wilton Road, Westport, Connecticut 06880
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (203) 226-1144
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

On April 20, 2001, in accordance with the recommendation of the Registrant's audit committee, the Registrant's independent accountant, PricewaterhouseCoopers LLP ("PwC") was dismissed by the Registrant. A copy of the letter of dismissal dated April 20, 2001 (the "Dismissal Letter") is attached hereto as Exhibit 99.1 and incorporated herein by reference.

During the Registrant's two most recent fiscal years, PwC's reports on the Registrant's financial statements did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that PwC's reports for both years included a separate paragraph concerning the Company's ability to continue as a going concern.

During the Registrant's two most recent fiscal years, and during the interim period preceding the dismissal of PwC, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its report.

During the Registrant's two most recent fiscal years, and during the interim period preceding the dismissal of PwC, there were no "reportable events" (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided PwC with a copy of the foregoing disclosure together with the Dismissal Letter. The Dismissal Letter requested that, pursuant to Item 304(a)(3), PwC furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of this letter will be filed with the Commission upon its receipt by the Registrant.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not Applicable

(b)      Pro forma financial information

         Not Applicable

(c)      Exhibits

Exhibit 99.1 - Letter of Termination dated April 20, 2001 from the Registrant to PwC.

Exhibit 99.2 - Letter to the Commission dated May 3, 2001 from PwC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        TRIDEX CORPORATION



                                                  By: /s/William A. Beebe
                                                      --------------------------
                                                         William A. Beebe
                                                         Chief Financial Officer


Date:  May 3, 2001

                                  Exhibit 99.1


April 20, 2001


Mr. J. Timothy Reilly
PricewaterhouseCoopers LLP
Certified Public Accountants
100 Pearl Street
Hartford, CT 06103

Dear Mr. Reilly:

This letter is to serve as notice to PricewaterhouseCoopers LLP that Tridex Corporation and its Subsidiaries (collectively the "Company") have chosen to dismiss your Firm as principal accountants for our Company. We have enclosed a copy of Form 8-K that we expect to file with the Securities and Exchange Commission (the "SEC") by April 25, 2001 with respect to the Company's decision. Please review this Form 8-K and provide us a copy of your response letter required to be filed with the Form 8-K.

We have retained the firm of Cherry, Bekaert & Holland, L.L.P. to serve as the company's principal accountants. Raymond R. Quintin of this firm will be contacting you regarding certain matters of due diligence that he must perform in evaluating our Company for acceptance by his firm. We hereby authorize you to fully disclose information requested by Mr. Quintin in this regard to Cherry, Bekaert & Holland, L.L.P. In that regard, please also accept this letter as our authorization to provide access to your working papers regarding your audit of the Company's December 31, 2000 financial statements.

We appreciate your past service to the Company and thank you in advance for your assistance in this transition.

Should you have any questions or comments, please call me.

Sincerely,

Tridex Corporation


By: /s/ William A. Beebe
    ---------------------------
Its:    Chief Financial Officer

                                  Exhibit 99.2



May 3, 2001





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Commissioners:

We have read the statements made by Tridex Corporation (copy attached), which was filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A report dated May 3, 2001 (date of earliest event reported, April 20, 2001). We agree with the statements concerning our Firm in such Form 8-K/A.

Very truly yours,



/s/ PricewaterhouseCoopers LLP
------------------------------